Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Four Rivers BioEnergy Inc. (the “Company”) on Form 10-QSB for the period ended January 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Gary Hudson, President and Chief Executive Officer and Martin Thorp, Chief Financial Officer, each certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to section. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by section 906 has been provided to Four Rivers BioEnergy Inc. and will be retained by Four Rivers BioEnergy Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: March 17, 2008	/s/ Gary Hudson
Gary Hudson President and Chief Executive Officer (Principal Executive Officer)

Date: March 17, 2008	/s/ Martin Thorp
Martin Thorp Chief Financial Officer (Principal Financial Officer)